Exhibit 99.1

Medley Management Inc. Receives NYSE Notice Regarding Delayed Form 10-Q Filing

NEW YORK, June 1, 2021 (GLOBE NEWSWIRE) – Medley Management Inc. (NYSE: MDLY) (“MDLY” or the “Company”) today announced that it received a notice from the New York Stock Exchange (the “NYSE”) indicating that MDLY is not in compliance with Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”). The notice has no immediate effect on the listing of MDLY’s Class A Common Stock on the NYSE.

The NYSE informed MDLY that, under the NYSE’s rules, MDLY can regain compliance with Section 802.01E of the NYSE listing requirements by filing the Form 10-Q with the SEC at any time prior to November 24, 2021. If MDLY fails to file the Form 10-Q by that date, the NYSE may grant, in its sole discretion, a further extension of up to six additional months for MDLY to regain compliance, depending on the specific circumstances. The NYSE notice indicates that NYSE may commence delisting proceedings at any time during the period that is available to complete the filing, if circumstances warrant.

As MDLY reported in its Form 12b-25 filed with the SEC on May 17, 2021, the Form 10-Q was delayed because of the complexity of the accounting treatment related to the deconsolidation of MDLY’s heretofore consolidated subsidiary Medley LLC from MDLY’s financial statements as of the petition date of Medley LLC’s Chapter 11 case (the “Medley LLC Chapter 11 Case”), the significant work required to effect the deconsolidation and other significant demands associated with the Medley LLC Chapter 11 Case.

Although MDLY plans to file the Form 10-Q as soon as possible after completion and finalization of Form 10-Q financial statements and disclosures and completion of review processes, MDLY is unable to predict a specific filing date at this time. The Company continues to work diligently to complete and finalize the 10-Q and intends to file the Form 10-Q as soon as practicable.

About Medley

Medley is an alternative asset management firm offering yield solutions to retail and institutional investors. Medley has $1.9 billion of assets under management in one business development company, Sierra Income Corporation, and several private investment vehicles. Over the past 19 years, Medley has provided capital to over 450 companies across 35 industries in North America. (1)

Medley LLC is the operating company of Medley Management Inc.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on the current beliefs and expectations of MDLY’s management and are subject to significant risks and uncertainties. The above statements regarding MDLY’s plans associated with the Form 10-Q including completion of work associated therewith, the timing thereof, and the timing of the filing of the Form 10-Q, and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements that are based on Medley’s current expectations. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause Medley's actual results, as well as Medley's expectations regarding materiality or significance, to differ materially from those in the forward-looking statements.. These factors include, but are not limited to, the following: (i) the outcome of the formal review process being undertaken by Sierra Income Corporation (“Sierra”) to evaluate strategic alternatives for Sierra, and whether Sierra’s review process results in a termination of Medley’s advisory agreement with Sierra, which event would have a significant and material adverse effect on Medley’s business and prospects in which case we believe that Medley would likely not be able to continue operations; (ii) the outcome of the Medley LLC Chapter 11 Case and Medley LLC’s ability to successfully reorganize and emerge from bankruptcy protection; (iii) Medley LLC’s ability to develop and propose an amended Chapter 11 Plan of Reorganization of Medley LLC (“Plan”), successfully attain Bankruptcy Court confirmation of any such amended Plan that Medley LLC may propose, and thereafter successfully consummate and implement such Plan in accordance with the terms thereof; as previously reported in our Current Report on Form 8-K filed on May 13, 2021, pursuant to filings with the Bankruptcy Court, on May 13, 2021, Medley LLC withdrew its original Plan and Disclosure Statement; Medley LLC has to date been unable to successfully develop an amended Plan and an amended Disclosure Statement; (iv) since the commencement of Medley LLC’s Chapter 11 proceedings we have experienced and may continue to experience certain adverse effects on our business, including employee attrition, client attrition and a reduction in assets under management; (v) whether the Bankruptcy Court will confirm any amended plan of reorganization that Medley LLC may develop and propose (there being the risk that any amended plan of reorganization that Medley LLC may propose may never be confirmed by the Bankruptcy Court or become effective); (vi) additional risks related to the Medley LLC Chapter 11 Case and any reorganization in connection therewith, including, but not limited to, risks associated with any reorganization that Medley LLC may pursue (including but not limited to risks associated with potential changes to our capital structure), the Bankruptcy Court may grant or deny motions in a manner adverse to Medley LLC, claims that may not be discharged in the Medley LLC Chapter 11 Case, adverse publicity in connection with Medley LLC’s bankruptcy petition, the impact of the Medley LLC Chapter 11 Case on our overall future financial performance, and risks related to trading in our securities during the pendency of the Medley LLC Chapter 11 Case; (vii) in the event Medley LLC is unable to successfully develop an amended Plan, or any such Plan that Medley LLC proposes fails to attain confirmation of the Bankruptcy Court, Medley LLC may have no suitable alternatives reasonably available to it other than a liquidation under Chapter 11 of the Bankruptcy Code, or to convert the Medley LLC Chapter 11 Case into a liquidation case under Chapter 7 of the Bankruptcy Code, in which event a Chapter 7 trustee would be appointed to liquidate Medley LLC’s assets for distribution in accordance with the priorities established by the Bankruptcy Code; (viii) our ability to continue as a going concern; (ix) the outcome of, the timeframe for, and the ultimate resolution of the matters raised by the Wells Notices received by MDLY, Medley LLC and certain pre-IPO owners of Medley LLC, including whether any enforcement action will be brought and the full extent of the potential implications thereof; any adverse outcome in connection therewith could have a material effect on our business, financial condition, or results of operations; (x) difficult market and political conditions; (xi) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (xii) our ability to successfully compete for and retain fund investors, assets, professional talent and investment opportunities; (xiii) our ability to successfully formulate and execute our business, investment and growth strategies; (xiv) our financial performance; (xv) our ability to consummate or successfully integrate development opportunities, acquisitions or joint ventures; (xvi) our ability to manage conflicts of interest; (xvii) our assumptions relating to our operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity; (xviii) the uncertain effect of COVID-19 or other future pandemics or events on our business, operating results and financial condition, including disruption to our customers, our employees, the global economy and financial markets; (xix), our ability to regain and maintain compliance with NYSE continued listing requirements and our ability to maintain our NYSE listing, and (xx) any further delays associated with the completion and filing of the Form 10-Q, as to which we are unable to provide a specific filing date at this time.

All forward-looking statements made herein speak only as of the date of this press release. Except as required by law, MDLY undertakes no obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. For a discussion of a variety of risk factors affecting MDLY’s business and prospects, see “Risk Factors” in MDLY’s annual and quarterly reports filed with the SEC including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which has been filed with the SEC and is available on MDLY’s website (www.mdly.com) and on the SEC’s website (www.sec.gov).

(1)

Medley Management Inc. is the parent company of Medley LLC and several registered investment advisors (collectively, "Medley”). Assets under management refers to assets of our funds, which represents the sum of the net asset value of such funds, the drawn and undrawn debt (at the fund level, including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). Assets under management are as of March 31, 2021, adjusted to reflect subsequent events that resulted in the reduction in certain undrawn commitments that are no longer available to be drawn.